First NLC Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

All average are wtg averages.

	Originator/	Originator/ Source	Originator/ Source
	Source 1	2	3	Aggregate
Description (expected bbg ticker)				FNLC 2005-3
Originator	First NLC			First NLC
Dealer Shelf	FNLC			FNLC
Dealer	FBR			FBR
Largest Servicer	Wells Fargo			Wells Fargo
FICO avg	629			629
FICO stdev	57			57
FICO < 500	0.00			0.00
FICO < 560	12.06			12.06
10th Percentile FICO	551			551
90th Percentile FICO	704			704
CLTV avg	80.43			80.43
CLTV >80%	33.94			33.94
SS CLTV (incl. silent second LTVs)	86.07			86.07
% With Silent 2nds	29.63			29.63
10th Percentile CLTV	67.41			67.41
90th Percentile CLTV	100.00			100.00
Full Doc %	41.19			41.19
Loan Bal avg (000s)	204,829.52			204,829.52
DTI %	39.96			39.96
DTI >45%	35.46			35.46
Purch %	36.86			36.86
Cash Out %	58.98			58.98
Fxd %	19.49			19.49
3 yr ARM >=	8.20			8.20
WAC	7.224			7.224
WAC stdev	1.733			1.733
1st Lien %	93.75			93.75
MI %	0			0
MI Insurer	N/A			N/A
CA %	35.63			35.63
Sng Fam %	76.67			76.67
Invt Prop %	5.20			5.20
MH %	0.00			0.00
IO%	39.58			39.58
2yr IO%	0.07			0.07
IO non-full doc %	23.08			23.08
2-4 Family %	8.88			8.88
Prim Occ	94.8			94.8
<$100K Bal %	8.65			8.65
2-yr Prepay Penalty %	38.21			38.21
Initial Target OC %	3.15			3.15
Total C/E% Aaa	25.45			25.45
Total C/E% Aa2	17.60			17.60
Total C/E% A2	11.10			11.10
Mth 37 Loss Trig	4.00			4.00
Moody’s Base Case Loss	6.35			6.35
S&P single-B FF/LS	6.92/41.97			6.92/41.97
Fitch single-B FF/LS	N/A			N/A

Originator/Source	WA LTV	WA CLTV	WA SS CLTV	FICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI%	DTI% > 45	% with MI
FNLC	80.39	80.43	86.07	628.64	7.22	100	36.86	5.2	93.75	29.63	35.63	45.66	39.58	39.96	35.46	0
Name 2
Name 3
Name 4
Total	80.39	80.43	86.07	628.64	7.22	100	36.86	5.2	93.75	29.63	35.63	45.66	39.58	39.96	35.46	0

Documentation	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
Full	80.04	80.09	84.55	619	6.95	45.66	25.64	4.81	95.88	23.47	33.1	100	39.23	39.25	35.47	0
Non-Full	80.68	80.71	87.34	637	7.45	54.34	46.30	5.53	91.96	34.81	37.76	0	39.87	40.56	35.45	0
Total	80.39	80.43	86.07	628.64	7.22	100	36.86	5.2	93.75	29.63	35.63	45.66	39.58	39.96	35.46	0

Interest Only	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
2-yr IO	80	80	100	745	5.8	0.07	100	0	100	100	100	0	100	25.35	0	0
Other IO	80.43	80.49	83.37	615.89	7.62	60.42	28.9	7.16	89.65	15.41	23.23	45.92	0	39.87	36.64	0
Non-IO	80.33	80.33	90.17	647.92	6.62	39.51	48.92	2.2	100	51.25	54.49	45.34	100	40.13	33.72	0
Total	80.39	80.43	86.07	628.64	7.22	100	36.86	5.2	93.75	29.63	35.63	45.66	39.58	39.96	35.46	0

FICO	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
0-499	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
500-559	72.89	72.96	73.09	532.21	7.92	12.06	6.01	0.87	99.91	1.07	30.1	52.43	4.86	40.46	38.05	0
560-599	79.77	79.81	81.47	581.48	7.33	17.45	15.22	2.69	99.07	8.76	29.57	50.21	28.67	41.24	42.15	0
600-639	80.94	80.98	86.53	619.76	7.24	28.18	32.69	4.95	92.49	30.59	31.72	43.36	44.08	39.7	35.33	0
640-679	82.35	82.38	90.73	656.87	7.08	25.21	52.19	6.92	89.49	42.89	41.32	32.96	50.63	39.63	31.75	0
680>=	82.5	82.52	92.28	717.8	6.8	17.1	65.01	8.67	92.34	49.96	43.81	32.58	51.51	39.24	32.49	0
Total	80.39	80.43	86.07	628.64	7.22	100	36.86	5.2	93.75	29.63	35.63	41.19	39.58	39.96	35.46	0

Low Balance	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
<80,000	92.95	92.98	93.75	643.62	9.93	5.22	63.09	4.24	28.4	4.12	23.77	37.96	1.84	38.69	34.58	0
80,000-100,000	88.02	88.05	90.15	633.71	9.09	3.43	49.98	5.07	53.72	10.96	25.97	42.34	8.3	38.71	30.73	0
100,000>=	79.38	79.42	85.47	627.59	7	91.35	34.87	5.26	98.99	31.79	36.68	41.33	42.91	40.08	35.69	0
Total	80.39	80.43	86.07	628.64	7.22	100	36.86	5.2	93.75	29.63	35.63	41.19	39.58	39.96	35.46	0

Lien Position	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
1st Lien	79.15	79.19	85.21	626.75	7	93.75	34.53	5.49	100	31.61	35.59	42.33	42.22	39.98	35.3	0
2nd Lien	98.99	98.98	98.98	656.85	10.62	6.25	71.86	0.84	0	0	36.27	24.02	0	39.67	37.89	0
Total	80.39	80.43	86.07	628.64	7.22	100	36.86	5.2	93.75	29.63	35.63	41.19	39.58	39.96	35.46	0

WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
80-85%	84.55	606	7.262	10.19	10.59	6.94	99.79	1.18	30.31	50.85	35.8	40.18	62.87	0
85-90%	90	629	7.422	12.49	27.09	13.68	98.56	2.12	24.76	42.27	38.04	38.28	66.54	0
90-95%	94.63	642	7.95	3.47	30.24	0	84.88	0.53	30.8	62.86	36.87	40.99	54.99	0
95-100%	99.86	656	9.913	7.79	73.51	0.55	29.41	0	31.99	33.34	0.94	39.51	64.81	0

SSCLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
80-85%	606	7.27	10.07	10.24	7.02	99.78	0	30.67	50.73	35.83	40.27	62.42	0
85-90%	631	7.345	13.2	27.04	13.44	98.63	7.34	26.07	42.29	41.19	38.77	66.27	0
90-95%	649	7.239	7.26	39.7	2.82	92.78	52.49	35.39	43.68	46.21	39.23	62.62	0
95-100%	662	7.414	32.39	78.23	0.13	83.03	75.96	40.62	31.48	54.13	40.49	62.81	0

Coupon-ARM	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
<8%	79.33	79.37	86.85	633.59	6.72	86.08	39.57	5.05	100	39.1	43.47	40.04	54.41	40.04	34.97	0
8-9%	81.68	81.71	83.25	580.45	8.53	11.15	29.51	10.14	100	8.23	14.15	30.83	11.75	39.98	35.37	0
9-10%	80.6	80.6	83.05	569.91	9.45	2.04	40.57	12.54	100	13.72	5.46	33.24	1.38	41.22	36.29	0
10-11%	84.09	84.05	88.31	564.47	10.35	0.62	39.62	0	100	24.56	0	74.08	0	43.17	62.93	0
11-12%	78.84	79	80.73	534.56	11.35	0.11	34.68	0	100	34.68	0	70.29	0	41.45	34.68	0
12-13%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
13-14%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
>14%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Coupon-fixed rate	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
<8%	75.12	75.23	77.13	636.4	6.68	59.77	7.82	1.39	100	10.67	14.54	63.35	4.95	39.3	35.77	0
8-9%	87.3	87.43	87.81	623.17	8.72	5.27	28.63	20.73	81.83	1.94	13.28	50.79	0	40.09	39.17	0
9-10%	96.13	96.12	96.27	658.9	9.77	10.23	69.25	6.66	14.9	0.88	39.95	43.66	0	40.31	39.27	0
10-11%	97.45	97.44	97.44	650.67	10.72	19.29	67.12	1.26	7.83	0	28.86	21.19	0	38.69	33.12	0
11-12%	99.36	99.35	99.35	632.46	11.59	4.63	74.77	1.34	0	0	38.41	19.15	0	41.61	45.22	0
12-13%	100	100	100	647.26	12.42	0.59	55.24	0	0	0	0	0	0	46.94	78.9	0
13-14%	93.28	93.28	93.28	621.33	13.5	0.22	32.76	0	0	0	0	0	0	32.09	32.76	0
>14%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Top 20 Cities	% of Total Bal	# of Loans	Loan Bal	Avg Loan Bal	WA LTV	% with 2nd	WAFICO
BROOKLYN	3.44	46	14113605.75	306817.52	79.05	14.07	617
JAMAICA	1.63	24	6671488.54	277978.69	82.89	20	626
LOS ANGELES	1.39	23	5698592.7	247764.9	78.35	15.93	622
BRONX	1.36	22	5563297.27	252877.15	82.14	19.96	640
LAS VEGAS	1.18	20	4849939.07	242496.95	81.58	32.48	614
LONG BEACH	1.06	15	4328052.49	288536.83	73.74	13.92	631
BAKERSFIELD	0.97	24	3964934.85	165205.62	80.23	37.07	615
CORONA	0.86	11	3543451.26	322131.93	82.26	47.43	656
MORENO VALLEY	0.85	15	3485239.74	232349.32	81.3	38.39	611
RIVERSIDE	0.78	14	3199445.77	228531.84	73.97	62.67	647
CHULA VISTA	0.7	8	2884316.86	360539.61	82.92	40.92	619
SAN DIEGO	0.67	11	2759248.93	250840.81	77.33	54.68	653
BAY SHORE	0.66	16	2696277.54	168517.35	81.71	40.86	708
OAKLAND	0.65	10	2650129.23	265012.92	70.44	21.64	663
PHOENIX	0.63	15	2572426.44	171495.1	84.27	40.93	641
SACRAMENTO	0.59	12	2413695.06	201141.26	81.73	41.2	642
BRENTWOOD	0.59	13	2399181.72	184552.44	78.76	34.61	664
STATEN ISLAND	0.55	8	2272049.67	284006.21	76.49	27.76	605
CARSON	0.55	7	2262802.78	323257.54	83.13	53.36	682
VICTORVILLE	0.55	12	2256426.8	188035.57	84.54	52.77	646

Top 10 States	% of Total Bal	# of Loans	Loan Bal	Avg Loan Bal	WA LTV	% with 2nd	WAFICO
CA	35.63	601	146054230.6	243018.69	79.26	35.39	637
NY	24.24	380	99350822.2	261449.53	80.22	21.7	629
NJ	8.82	186	36132385.03	194260.13	78.35	22.8	614
FL	5.52	149	22609766.08	151743.4	83.69	26.91	621
MD	3.00	59	12286192.14	208240.54	81.95	32.27	644
NV	3.00	61	12276918.29	201260.96	81.93	35.86	622
VA	2.44	52	9983601.31	191992.33	78.01	25.34	601
AZ	2.18	53	8954896.41	168960.31	82.32	40.81	634
WA	2.01	47	8235475.61	175222.89	80.93	54.8	633
PA	1.86	51	7604832.07	149114.35	84.03	8.71	624
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.